Fees Summary	Jan. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	45,457.35
Total Transaction Valuation	296,912,832.75
Total Offset Amount	0.00
Net Fee	$ 45,457.35